UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Sensei Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Sensei Biotherapeutics, Inc. Meeting To Be Held On June 10, 2026 For Stockholders of record as of April 13, 2026 Annual Meeting of Stockholders To order paper materials, use one of the Wednesday, June 10, 2026 11:00 AM, Eastern Time Annual Meeting to be held live webcast—please visit www.proxydocs.com/SNSE for more following methods. details. You must register to attend the meeting online and/or participate at www.proxydocs.com/SNSE Internet: For a convenient way to view proxy materials, VOTE, and obtain www.investorelections.com/SNSE directions to attend the meeting go to www.proxydocs.com/SNSE To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Call: 1-866-648-8133 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Email: paper@investorelections.com Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the * If requesting material by e-mail, please send a blank e-mail with the internet. 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your If you want to receive a paper or e-mail copy of the proxy material, you must request one. e-mail requesting material. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before May 29, 2026. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SEE REVERSE FOR FULL AGENDA Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Sensei Biotherapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 PROPOSAL 1. To elect the Board’s two nominees to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders. 1.01 Bob Holmen 1.02 Kristian Humer 2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. 3. To approve the issuance of shares of the Company’s common stock, par value $0.0001 per share, upon conversion of the Company’s Series B Preferred Stock, which will (a) represent more than 20% of the shares of common stock outstanding and (b) result in the change of control of the Company pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively. 4. To approve an amendment to the Company’s certificate of incorporation to increase the number of authorized shares of the Company’s common stock from 12,500,000 to 300,000,000. 5. To approve the 2026 Equity Incentive Plan. 6. To approve the 2026 Employee Stock Purchase Plan. 7. To approve the adjournment or postponement of the Annual Meeting, if necessary, to continue to solicit votes for Proposals Nos. 3, 4, 5 and/or 6 or if the Nasdaq initial listing application required by Nasdaq Listing Rule 5110(a) has not yet been approved. 8. To conduct any other business properly brought before the meeting.